Exhibit 99.3

OPAL Fuels Combination with ArcLight Clean Transition Corp. II

Investor Conference Call Transcript

December 2, 2021

Operator

Welcome to the OPAL Fuels and ArcLight Clean Transition Corp. II Transaction Conference Call.

I would like to first remind everyone that this call may contain forward-looking statements including, but not limited to, OPAL Fuels, LLC and ArcLight Clean Transition Corp. II’s expectations or predictions of financial and business performance and conditions, expectations or assumptions as to product development and performance (including but not limited to the timing of development milestones), competitive and industry outlook and the timing and completion of the transaction. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions and they are not guarantees of performance. Please also note that this call does not constitute or form part of an offer to issue or sell, or of a solicitation of an offer to subscribe or buy, any securities or other financial instruments, nor does it constitute a financial promotion, investment advice or an inducement to participate in any offering or investment. I encourage you to read the press release issued today, the accompanying presentation and ArcLight Clean Transition Corp. II’s filings with the SEC for a discussion of the risks that can affect the business combination, our business and the business of the combined company after completion of the proposed business combination.

I will now turn the call over to Mr. Jake Erhard. Please go ahead, sir.

Jake Erhard – President, Chief Executive Officer and Director, ArcLight Clean Transition Corp. II

Thank you, operator, and hello, everyone—we thank you for joining today’s call. My name is Jake Erhard and I am the President and Chief Executive Officer of ArcLight Clean Transition Corp. II, a Nasdaq-listed special purpose acquisition company that trades under the ticker “ACTD”. We are quite excited to announce this business combination transaction today between ArcLight and OPAL Fuels, a leading vertically integrated producer and distributor of renewable natural gas—or RNG.

ArcLight Clean Transition Corp. II is sponsored by ArcLight Capital Partners, a Boston-based energy infrastructure asset manager where I am also a Partner. ArcLight has a 20-year track record within the energy markets, having invested over $25 billion in the aggregate including over $4 billion in renewables investments since inception. We formed ACTD, our second SPAC, this past March to focus on opportunities that include renewable fuels and green hydrogen, which we see as critical enablers of a decarbonized future. OPAL Fuels is a key participant in both of these markets.

OPAL Fuels is a FORTISTAR portfolio company. Similar to ArcLight, FORTISTAR is an investment firm focused on growing and managing companies that target complex sustainability challenges. They have a 28-year track record of investing in independent power, renewables and storage, carbon capture, and the circular economy. They manage a portfolio of 11 companies, of which OPAL Fuels is one. OPAL Fuels was formed at the end of last year when FORTISTAR consolidated their RNG production business and their renewable transportation fuel distribution business. In so doing, FORTISTAR created what we believe is a leading platform in the renewable fuels space for two principal reasons:

1)

OPAL Fuels operates a vertically integrated model that differentiates it from other players in the industry, giving the company both superior margin and business capture opportunity at each point along the RNG value chain. And:

2)

FORTISTAR has more than 23 years of experience in this business, giving us tremendous confidence in their ability to evaluate and execute on a robust pipeline of RNG projects that they have put together and that you’ll hear more about shortly.

The end result is a company that—by executing on projects under its control—has projected a more than 10x increase in EBITDA between 2021 and 2024. I will allow the OPAL Fuels team to elaborate on all of this in a moment, but first a bit on the transaction structure.

The transaction announced today is expected to provide gross proceeds of approximately $536 million, comprised of ArcLight’s $311 million of cash held in trust, assuming no redemptions, a $125 million, fully committed common stock PIPE, and a committed $100 million preferred equity investment from NextEra Energy. The PIPE includes a $20 million investment from an affiliate of ArcLight, and a $25 million investment from NextEra Energy. NextEra is also a key strategic counterparty with investments at the asset level on several projects, and will additionally purchase and market the majority of OPAL’s environmental attributes.Following transaction closing, which is expected in the second quarter of 2022, the combined company will have a pro forma enterprise value of approximately $1.75 billion and an estimated equity value of $2.0 billion. FORTISTAR will continue to be a majority shareholder. Shares will trade on the Nasdaq under the ticker “OPL”.

We at ArcLight have always had a tremendous respect for the team at FORTISTAR given their vision, their expertise and their track record. This is reflected in the strength of the OPAL Fuels team, which starts at the top with Co-Chief Executive Officers Adam Comora and Jon Maurer, both of whom have had long careers within the FORTISTAR family and the renewable natural gas industry. So, with that, I’d like to turn the call over to Adam.

Adam Comora – Co-Chief Executive Officer, OPAL Fuels

Thank you, Jake, and good day to all. I would also like to express our team’s excitement about this transaction with ArcLight, which will provide OPAL Fuels with significant financial resources to fund our accelerated growth and scale our waste-to-energy, vertically integrated renewable fuels platform.

As the prior CEO of TruStar Energy, FORTISTAR’S renewable transportation fuel distribution business that Jake just touched upon, I became Co-CEO alongside Jon Maurer upon the formation of OPAL Fuels late last year when TruStar Energy merged with the FORTISTAR Methane Group and FORTISTAR’S RNG production business.

OPAL Fuels is a leading end-to-end renewable natural gas provider to the heavy-duty transportation market. With one vertically integrated platform we are addressing the two biggest challenges to halt climate change–capturing harmful methane emissions and then using that energy to reduce greenhouse gas emissions from heavy duty transportation. The transportation sector is one of the largest emitters of CO2, accounting for nearly 30% of U.S. greenhouse gas emissions each year. RNG is a scalable solution that works today using existing, proven technology in both its production and utilization in vehicles, with over 70,000 class 8 trucks on the road today. And, best of all, it saves our fleet partners money while dramatically reducing their carbon footprint. RNG is an extremely attractive renewable energy resource–it is transported over existing pipeline infrastructure and can be easily stored for when it is needed, truly a drop-in renewable resource that creates a valuable product that can help achieve sustainability goals and save our fleet customers money.

On sustainability. RNG is produced by capturing harmful, naturally occurring methane emissions from the decomposition of waste – either human or animals. When fleets transition from diesel to RNG-powered vehicles, they are able to recognize a 100 percent reduction in their Scope 1 emissions, which is an extremely powerful tool for corporations to achieve their sustainability goals.

On economics, RNG has a lower total cost of ownership than diesel, underpinned by the fact that RNG can cost 40 to 70 percent less on a per gallon equivalent basis than diesel. These annual fuel cost savings more than outweigh the additional cost of an RNG truck – providing paybacks within three years without any incentives on the vehicles. Given our track record of having developed, constructed and serviced more than 350 fuel station projects that provide reliable, diesel-like fueling for our customers, RNG has become a drop in fuel with minimal disruptions to how our customers run their business.

As a result of these RNG tailwinds, alternative fueled vehicles could see a 60-fold increase by 2040.

Turning to OPAL Fuels:

OPAL Fuels has historically been a renewable power company, building, owning and operating small power plants at landfills that converted the waste methane from the landfills into electricity, which was then sold under long-term power purchase agreements, or PPAs. However, over the past few years, increasing secular tailwinds, which include federal and state policy initiatives and a customer base that is increasingly focused on renewable fuels as a lever to meet their sustainability and decarbonization commitments, have supported the development of new end markets, such as transportation fuel, for our RNG assets. This brings us to today.

We are in the midst of expanding our portfolio of RNG projects, with three that are operational today and seven more that are in various stages of construction, forming the backbone of a robust project pipeline that you will hear more about in a few minutes. This transaction allows us to accelerate that conversion and capitalize on new development and acquisition opportunities to expand our production base.

At a high level, we operate under two business units—an upstream Capture and Conversion business and a downstream Dispensing and Monetization business. The Capture and Conversion business is comprised of projects that produce ultra low-carbon RNG by capturing methane emissions from landfill sites and dairy farms. The captured methane emissions are purified and treated, turning once harmful emissions into a source of clean, renewable energy. These projects are backed by long term gas rights agreements.

Our Dispensing and Monetization business delivers this clean, renewable fuel to heavy duty fleet customers through our network of fueling stations, underpinned by fueling agreements that are typically ten years in length. We also build and service fueling stations through our nationwide network across 42 states, having built more than 350 in total.

We believe that we gain economic and competitive benefits from our vertically integrated business model as we are able to capture the full value of RNG gas molecules from gas source to gas tank.

More importantly, our vertical integration provides key strategic value in growing market share with landfills and dairy farms looking to realize the most value of their resource in the transportation fuel market and with fleet customers looking for certainty of RNG supply. Specifically, diary projects require the RNG gets placed into vehicles in California and other states that provide LCFS—low carbon fuel standard—credits. We get approached by many dairy farmers and developers that first ask us for offtake agreements and then realize we can also be a good strategic partner by providing equity capital in the project, helping build and operate the facilities, and providing guidance on how best to structure the project for long term success.

We have spent some time discussing our vertical integration and how we are best positioned to capture the most value of RNG, but it is important to note that we also continue to see new end markets emerging. There are numerous voluntary markets—markets not dependent on any regulatory support—in the utility, industrial and international arena that are beginning to offer value for RNG. Some of these are offering contracts with longer terms—some as long as 15-20 years. We have not yet entered into these long-term offtake markets, yet we expect to do so once we see the value gap between these markets and the transportation fuel market close.

To talk more about our project pipeline, I will now turn the call over to Jon Maurer, our Co-CEO. Jon?

Jonathan Maurer – Co-Chief Executive Officer, OPAL Fuels

Thanks Adam. I have been with FORTISTAR for more than 30 years and am responsible for acquiring, developing, building and managing the upstream projects in OPAL Fuels’ upstream Capture and Conversion business, which Adam discussed. Turning to our project portfolio and pipeline.

Today, OPAL Fuels operates 21 biomethane projects. Three of these operating projects currently produce RNG fuel for sale into the transportation fuels market and the balance are currently operating as renewable power plants. Over the next several years, we expect to build 23 more RNG projects from opportunities that are substantially under our control. Many of these RNG projects will come from converting our Renewable Power projects to RNG and some will come from dairy projects that are substantially under our control today.

Right now, seven of these projects are under construction, with another 16 in the advanced development and execution phase. From these projects alone, OPAL Fuels’ EBITDA is expected to grow to $150 million. Completing the projects in advanced development, meanwhile, is expected to increase OPAL Fuels’ EBITDA to represent approximately $450 million in 2024 or more than $600 million of run rate EBITDA based on full-year operations for some projects starting in 2024.

To be clear, these are well-established projects and their execution is largely dependent on us properly “blocking and tackling”, which we have decades of experience doing. Moreover, once these projects are built, there are no significant incremental capital requirements to develop the resources.

In addition to the projects that we have in construction or advanced development, there remains additional upside potential from opportunities we see in the marketplace that we are not including in our base case projections. This includes at least 18 additional projects that are in earlier stages of development, as well as from identified M&A targets.

As a final point, we have our eyes on the future. We specifically have several special relationships to call out here. The first two relationships are in renewable hydrogen. BayoTech is an on-site hydrogen production and ‘gas-as-a-service’ company. We have commenced engineering and site acquisition to build several hydrogen fueling stations for BayoTech next year. In addition, we will provide RNG to lower the carbon intensity of their hydrogen fuel production. The second renewable hydrogen relationship is with Nikola, with which we have an MoU to co-develop and construct hydrogen fueling stations and related infrastructure. We will also provide RNG to Nikola’s hydrogen production partner. Lastly, we have a strategic relationship with CarbonFree to develop carbon capture facilities at several of our RNG facilities.

With that, I would now like to turn the call over to our chief financial officer, Ann Anthony. Ann?

Ann Anthony – Chief Financial Officer, OPAL Fuels

Thank you, Jon. I joined OPAL Fuels in April, and bring many years of public company experience, including roles in the utility sector and in renewable infrastructure.

Let me briefly highlight our financials before turning it back to Adam for closing remarks.

OPAL Fuels’ existing operations are expected to generate approximately $170 million in revenue and $41 million in adjusted EBITDA in 2021. These results are complemented by a robust future growth profile. Looking to the future, we anticipate the pipeline of previously identified development projects to drive an approximate 10-fold increase in adjusted EBITDA by 2024, to approximately $446 million, as referenced by Jake in his opening remarks.

By investing heavily in both our Capture and Conversion business and our Dispensing and Monetization business, we anticipate being able to create a captive outlet for the significant volumes of additional RNG production volumes, further leveraging our vertically integrated business model. Our RNG production volumes are poised to grow from 13 million GGEs in 2021 to over 125 million GGEs in 2024 through the development and construction of an additional 23 projects that are under our control. Further, an additional 25 million GGEs coming from third parties will also be dispensed. Complimenting this significant growth, our footprint of RNG fuel stations is set to expand at a CAGR of 28% between now and 2024, bringing our current estimated year end 2021 footprint of 95 stations to 256 stations.

Notably, as we execute on our identified growth plans, we anticipate OPAL Fuels to experience margin expansion, as our vertically integrated business model begins to bear greater fruit at larger scale. Our 2021 adjusted EBITDA margin is estimated at an above industry average 24%, however by controlling each point along the RNG production and distribution value chain, we target our 2024 adjusted EBITDA margin to expand to 46%.

Before concluding, let me touch on the expected funding from this transaction compared with our capital needs. Between the potential $536 million raised from this transaction and a $125 million term loan we secured in October plus operating cash flow generated by the business, we believe that we have enough resources to fund our business, including all projects in construction and advanced development. Proceeds from the transaction would also provide optionality to participate in M&A opportunities or other earlier stage development projects that are not in the current plan today.

For additional information, we encourage you to review our investor presentation that was released along with the other transaction-related materials earlier this morning. I will now turn it back to Adam for closing remarks.

Adam Comora – Co-Chief Executive Officer, OPAL Fuels

Thanks Ann. It is clear that the world needs an all-hands-on-deck approach to decarbonization. With the U.S. transportation sector being one of the largest emitters of CO2, alternative fuels will play a critical role in decarbonization. OPAL Fuels is the U.S.’s leading end-to-end renewable natural gas provider to the heavy-duty transportation market. With RNG, there does not need to be a tradeoff between doing what’s best for your business and doing what’s best for the planet. RNG is an extremely rare product that can both save our fleet customers money and dramatically reduce their carbon footprint. Our more than two decades of experience in this area has positioned us well to remain a leading platform in the production and distribution of renewable fuels, and our vertically integrated model provides us with differentiated economic and competitive benefits. We look forward to transitioning to the public market, blocking and tacking on our existing robust RNG project pipeline and taking advantage of the significant M&A and additional development partnerships we see coming that will dramatically scale our business over the coming years.

Thank you very much and have a great day.

Operator

That concludes today’s conference call. Thank you, you may now disconnect.

Forward-Looking Statements

Certain statements in this communication may be considered forward-looking statements. Forward-looking statements are statements that are not historical facts and generally relate to future events or ArcLight’s or OPAL Fuels’ (the “Company’s”) future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements, including the identification of a target business and a potential business combination or other such transaction are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by ArcLight and its management, and the Company and its management, as the case may be, are inherently uncertain and subject to material change. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in ArcLight’s final prospectus relating to its initial public offering, dated September 22, 2020, and other filings with the Securities and Exchange Commission (SEC), including the registration statement on Form S-4 to be filed by ArcLight in connection with the transaction, as well as (1) the inability to complete the proposed transaction; (2) factors associated with companies, such as the Company, that are engaged in the production and integration of renewable natural gas (RNG), including anticipated trends, growth rates, and challenges in those businesses and in the markets in which they operate; (3) macroeconomic conditions related to the global COVID-19 pandemic; (4) the effects of increased competition; (5) contractual arrangements with, and the cooperation of, landfill and livestock waste site owners and operators, on which the Company operates its landfill gas and livestock waste projects that generate electricity and RNG prices for environmental attributes, low carbon fuel standard credits and other incentives; (6) the ability to identify, acquire, develop and operate renewable projects and RNG fueling stations; (7) the failure to realize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (8) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the proposed transaction; (9) the outcome of any legal proceedings that may be instituted in connection with the proposed transaction; (10) the amount of redemption requests made by ArcLight’s public shareholders; and (11) the ability of the combined company that results from the proposed transaction to issue equity or equity-linked securities or obtain debt financing in connection with the transaction or in the future. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Both ArcLight and the Company expressly disclaim any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in ArcLight’s or the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Important Information and Where to Find It

A full description of the terms of the transaction will be provided in a registration statement on Form S-4 to be filed with the SEC by ArcLight that will include a prospectus with respect to the combined company’s securities to be issued in connection with the business combination and a proxy statement with respect to the shareholders meeting of ArcLight to vote on the business combination. ArcLight urges its investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about ArcLight, the Company and the transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of ArcLight as of a record date to be established for voting on the proposed business combination. Once available, shareholders will also be able to obtain a copy of the S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: ArcLight Clean Transition Corp. II, 200 Clarendon Street, 55th Floor, Boston, Massachusetts 02116. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

ArcLight and the Company and their respective directors and officers may be deemed to be participants in the solicitation of proxies from ArcLight’s shareholders in connection with the proposed transaction. Information about ArcLight’s directors and executive officers and their ownership of ArcLight’s securities is set forth in ArcLight’s filings with the SEC. To the extent that holdings of ArcLight’s securities have changed since the amounts printed in ArcLight’s Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/consent solicitation statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ArcLight, the Company or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.